EXHIBIT 99.1


                                 PartnerRe Ltd.

                           8,000,000 Common Shares*
                               ($1.00 par value)

                             Underwriting Agreement

                                                             New York, New York
                                                               November 7, 2002

Salomon Smith Barney Inc.
Goldman, Sachs & Co.
UBS Warburg LLC Fox-Pitt, Kelton Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

     PartnerRe Ltd., a company organized under the laws of Bermuda (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 8,000,000 Common Shares, $1.00 par value ("Common Stock") of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 1,200,000 additional shares of Common Stock to cover over-allotments (the "Option Securities;" the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be,


--------
* Plus an option to purchase from PartnerRe Ltd., up to 1,200,000 additional Common Shares to cover over-allotments.

deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 18 hereof.

     The Company has entered into a Purchase Agreement (the "Purchase Agreement"), dated as of November 1, 2002, with Swiss Reinsurance Company ("Swiss Re") and certain affiliates of Swiss Re, providing for the sale by Swiss Re or such affiliates to the Company of 6,000,000 shares of Common Stock held by Swiss Re, plus an additional number of shares of Common Stock equal to 75% of the number of Options Securities sold to cover over-allotments, in each case subject to adjustment as provided in the Purchase Agreement.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

          (a) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Securities Act. The Registration Statement (registration No. 333-75196) has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, contemplated by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Final Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Final Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Final Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. Each document filed or to be filed pursuant to the Exchange Act, and incorporated by reference in the Final Prospectus, did not contain or will not contain when so filed any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder. No order preventing or suspending the use of any Preliminary Final Prospectus has been issued by the Commission and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission.

          (c) The Company has been duly organized, is validly existing as a company in good standing (including as an exempted company) under the laws of Bermuda, has the power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Final Prospectus and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such registration, qualification or authorization, except to the extent that the failure to be so registered, qualified or authorized or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business, operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

          (d) Partner Reinsurance Company Ltd., a Bermuda company ("Partner Reinsurance"), PartnerRe Reinsurance Company of the U.S. ("PartnerRe U.S.") and PartnerRe S.A., a French societe anonyme (and, collectively with Partner Reinsurance and PartnerRe U.S., the "Subsidiaries"), are each wholly owned, directly or indirectly, by the Company, except in the case of PartnerRe S.A. for director's qualifying shares, and are the only "significant subsidiaries" of the Company within the meaning of Rule 405 under the Securities Act. Each of the Subsidiaries has been duly organized, is validly existing as a company, corporation or other legal entity, as the case may be, in good standing (including, in the case of Partner Reinsurance, as an exempted company) under the laws of the jurisdiction of its organization, has the power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Final Prospectus and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such registration, qualification or authorization, except to the extent that the failure to be so registered, qualified or authorized or be in good standing would not have a Material Adverse Effect; and all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable and are, except in the case of PartnerRe S.A. for director's qualifying shares, owned directly or indirectly by the Company, free and clear of all security interests, liens, encumbrances, equities or claims.

          (e) All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable, conform to the descriptions thereof contained in the Final Prospectus and are not and will not be subject to any preemptive or similar rights.

          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The Securities have been duly authorized, and, when the Securities are issued and delivered pursuant to this Agreement, such Securities will have been validly issued, fully paid and nonassessable.

          (h) The Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; and the Securities have been registered under the Exchange Act.

          (i) The issuance of the Securities will not be subject to any preemptive rights other than those that have been waived.

          (j) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

          (k) None of the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation, memorandum of association or bye-laws or other organizational documents, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to any of them or any of their respective properties (except where any such violation or violations individually or in the aggregate would not have a Material Adverse Effect), (iii) in violation of any judgment, injunction, restraining order, decree or order of any nature (collectively, any "Order") of any court, tribunal, regulatory body, administrative agency or other governmental body, commission, agency, or official, or any arbitrator or self-regulatory organization (including, without limitation, any insurance regulatory agency or body) (collectively, a "Regulatory Authority") having jurisdiction over any of them (except where any such violation or violations individually or in the aggregate would not have a Material Adverse Effect), or (iv) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any contract, agreement, indenture, lease or other instrument to which any of the Company or the Subsidiaries is a party or by which any of them is bound or to which any of their respective properties or assets is subject, and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default (except where any such default or defaults individually or in the aggregate would not have a Material Adverse Effect).

          (l) Neither the execution and delivery by the Company of, or the performance by it of its obligations under, this Agreement, the Purchase Agreement and the Securities, nor the consummation of the transactions contemplated hereby will (A) conflict with or contravene any provision of
     (i) any applicable statute, law, regulation, ruling or filing, (ii) the memorandum of association, certificate of incorporation, bye-laws or other organizational documents of any of the Company or the Subsidiaries, (iii) any bond, debenture, note or other evidence of indebtedness or any agreement, indenture, lease or other instrument to which any of the Company or the Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective properties or assets is or may be subject, or (iv) any Order of any Regulatory Authority that is applicable to any of the Company or the Subsidiaries or any of their respective properties, except, with respect to the foregoing clauses (i),
     (iii), and (iv), to the extent such conflict or contravention would not have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company or the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject (except where any such lien, charge or encumbrance would not have a Material Adverse Effect).

          (m) No consent, approval, authorization or order of, qualification with, or registration or filing with any Regulatory Authority applicable to the Company or any of its properties is required for the performance by the Company of its obligations under this Agreement or the Purchase Agreement, except such as may be required (1) for registrations and filings under the Securities Act or the Exchange Act, (2) under the Insurance Laws (as defined below) or under the Investment Business Act 1998 of Bermuda, (3) under the securities or Blue Sky or insurance securities laws of the various states in connection with the offer and sale of the Securities and (4) Bermuda Monetary Authority approval, all of which have been or will be effected on or prior to the Closing Date.

          (n) The consolidated financial statements of the Company (together with related schedules and notes) included in the Registration Statement and Final Prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and present fairly the consolidated financial position of the Company as at the dates indicated and the results of its operations and its cash flows for the periods specified; such financial statements and related schedules and notes have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved.

          (o) There has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Final Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (p) There are no legal or governmental proceedings pending or, to the knowledge of any of the Company or the Subsidiaries, threatened to which any of them is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement or the Final Prospectus and are not so described or any statutes, regulations, agreements, contracts, indentures, leases, or other instruments or documents that are required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement or to any documents incorporated by reference therein that are not described or filed as required.

          (q) Each of the Company and the Subsidiaries (i) is in compliance with the applicable requirements of the insurance statutes, including the statutes relating to companies which control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder ("Insurance Laws") of its jurisdiction of incorporation, and (ii) has filed all reports, information statements, documents, and other information required to be filed thereunder, except in the case of the foregoing clauses (i) and (ii) where the failure to comply would not have a Material Adverse Effect; each of the Company and its Subsidiaries (as applicable) maintains its books and records in accordance with and is in compliance with the Insurance Laws of other jurisdictions which are applicable to any of them, except where the failure to comply would not have a Material Adverse Effect.

          (r) Each of the Company and the Subsidiaries possesses such consents, authorizations, approvals, orders, franchises, licenses, certificates (including certificates of authority), or permits issued by any regulatory agencies or bodies (collectively, "Permits") of and from, and has made all declarations and filings with, all Regulatory Authorities which are necessary to conduct the business as described in the Registration Statement and the Final Prospectus, except where the failure to possess such Permits or to make such declarations or filings would not have a Material Adverse Effect; all of such Permits are in full force and effect, and neither the Company nor the Subsidiaries has received any notification from any Regulatory Authority, in the United States, its jurisdiction of organization or elsewhere concerning any alleged violation of the terms of, or proposed proceeding to revoke or that could reasonably be expected to lead to the revocation, modification, termination, suspension or any other material impairment of the rights of the holder of any Permit or to the effect that any additional Permit from such authority, commission or body is needed to be obtained by any of them or that any of them is not in compliance with any applicable Insurance Laws; and no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of any dividends by either of the Company or the Subsidiaries or the continuation of the business of any of them as currently conducted.

          (s) Each Preliminary Final prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (t) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (u) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company with the Securities registered pursuant to the Registration Statement or, except as described in the Final Prospectus and Registration Statement, to file a registration statement under the Securities Act with respect to any securities of the Company, in each case, other than such rights as have been waived.

          (v) Each of the Subsidiaries is duly registered as an insurer or reinsurer where it is required to be so registered to conduct its business as described in the Registration Statement and the Final Prospectus (except where the failure to be so registered would not have a Material Adverse Effect) and is subject to regulation and supervision in its jurisdiction of organization, and the Company is not required to be so registered. Each of the Company and the Subsidiaries is duly licensed or admitted as an insurer or an insurance holding company, as applicable, in each jurisdiction where it is required to be so licensed or admitted to conduct its business as described in the Registration Statement and the Final Prospectus, except for where the failure to be so licensed or admitted would not have a Material Adverse Effect.

          (w) None of the Underwriters or any subsequent purchasers of the Securities (other than purchasers resident in Bermuda for Bermuda exchange control purposes) is subject to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Securities.

          (x) Any tax returns required to be filed by either the Company or any of the Subsidiaries in any jurisdiction have been filed, and any material taxes, including franchise taxes and similar fees and any withholding taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from such entities have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest.

          (y) The statements in the Final Prospectus under the headings "Material Bermuda and United States Federal Income Tax Consequences" and "Enforcement of Civil Liabilities Under United States Federal Securities Laws" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

          (z) The Company and Partner Reinsurance have each received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act, 1966 of Bermuda to the effect set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 under the caption "Business--Taxation of the Company and its Subsidiaries--Bermuda," and neither the Company nor Partner Reinsurance has received any notification to the effect (or is otherwise aware) that such assurance may be revoked or otherwise not honored by the Bermuda government.

          (aa) There are no currency exchange control laws or withholding taxes of Bermuda that would be applicable to the payment of dividends (i) on the Securities by the Company, or (ii) by Partner Reinsurance to the Company.

          (bb) Deloitte & Touche, who reported on the consolidated financial statements and supporting schedules of the Company included or to be included in the Registration Statement and the Final Prospectus (or any amendment or supplement thereto), is an independent public accountant with respect to the Company as required by the Securities Act.

          (cc) The Company maintains, and each of the Subsidiaries maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and with statutory accounting principles, as the case may be, and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (dd) The Company has duly, validly and irrevocably appointed PartnerRe U.S. Corporation as its agent for the purposes described in
     Section 15 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to the transactions covered by the Final Prospectus.

          (ee) None of the Company nor the Subsidiaries or any employee or agent thereof has made any payment of funds or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Final Prospectus.

          (ff) Consummation of the transactions contemplated by this Agreement, including but not limited to any actions taken pursuant to the indemnification and contribution provisions set forth herein, will not constitute unlawful financial assistance under Bermuda law.

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $46.3995 per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 1,200,000 Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

     3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on November 14, 2002, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

     If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Option Securities and other matters related to the issuance of the Option Securities.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

     5. Agreements. The Company agrees with the several Underwriters that:

          (a) The Company will use its best efforts to cause any amendment to the Registration Statement, if any, if not effective at the Execution Time, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when any amendment to the Registration Statement, if any, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to material taxation or service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Subsidiary) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities, the exercise of warrants outstanding at the Execution Time or the early settlement of the stock purchase contracts related to the Company's PEPS Units. Notwithstanding the foregoing, the Company shall be permitted to file a universal shelf registration statement for securities to be issued by the Company from time to time thereunder, provided that no shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock shall be offered or sold under such universal shelf registration statement during the 90-day period referred to herein.

          (g) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to
Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) The Final Prospectus as amended or supplemented in relation to the Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement shall have been instituted or shall be pending or, to the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters.

          (b) Subsequent to the Execution Time and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company's securities which are rated as of the date of this Agreement by A.M. Best & Co., Standard & Poor's Rating Services or Moody's Investor Services, Inc.; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Final Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Prospectus.

          (c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(b)(i) above and to the effect that (A) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and (B) there shall not have occurred any change, or any development involving a prospective change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (d) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, United States counsel for the Company, dated the Closing Date and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (i) PartnerRe U.S. is a company validly existing in good standing under the laws of its jurisdiction of organization and has full power and authority to own or lease its property and to conduct its business as described in the Prospectus;

               (ii) assuming the due authorization, execution and delivery of the Purchase Agreement, the Purchase Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, (regardless of whether enforcement is sought in a proceeding at law or in equity), and except as rights to indemnity and contribution thereunder may be limited under applicable law;

               (iii) neither the issuance, sale or delivery of the Securities by the Company, nor the execution, delivery and performance by the Company of its obligations under this Agreement or the Purchase Agreement, nor the compliance by the Company with the provisions hereof or thereof, as the case may be, nor the consummation by the Company of any of the transactions contemplated hereby or thereby will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation, ruling or filing (assuming compliance by the Underwriters with all applicable securities and Blue Sky laws) of any United States or New York Regulatory Authority (excluding insurance statutes, laws and regulations and any rulings or filings of, by or with any insurance regulatory authority), except to the extent that such conflict or contravention would not have a Material Adverse Effect, (ii) to the best of such counsel's knowledge, any agreement, indenture, lease or instrument to which any of the Company or the Subsidiaries is a party or by which any of them is bound or to which any of their respective properties or assets is subject, which agreement, indenture, lease or instrument is, in each case, included on a list of material agreements and instruments appended to such counsel's opinion, or (iii) to such counsel's knowledge (and based solely on review and discussion with the Company's general counsel), any Order of any United States or New York Regulatory Authority (excluding any rulings or filings of, by or with any insurance regulatory authority) that is applicable to any of the Company or the Subsidiaries or any of their respective properties except to the extent such conflict or contravention would not have a Material Adverse Effect, or (B) to the best of such counsel's knowledge, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company or the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject, which agreement or instrument is, in each case, included on a list of material agreements and instruments appended to such counsel's opinion;

               (iv) no consent, approval, authorization or order of, qualification with, or registration or filing with any United States or New York Regulatory Authority, is required for the performance by the Company of its obligations under this Agreement, except for such consent, approvals, authorizations and orders (1) as have been obtained and (2) as may be required under state securities, Blue Sky or insurance laws of the various states in connection with the offer and sale of the Securities;

               (v) the discussion of United States tax matters set forth under the heading "Material Bermuda and United States Federal Income Tax Consequences" in the Final Prospectus accurately reflects such counsel's opinion as to such tax laws (subject to the qualifications and assumptions set forth in such discussion);

               (vi) to such counsel's knowledge (and based solely on review and discussion with the Company's general counsel), there are no legal or governmental proceedings before or by any U.S. or New York Regulatory Authority (excluding any insurance regulatory authority), now pending, contemplated or threatened to which any of the Company or the Subsidiaries is a party or to which any of their respective properties is subject that is required to be described in the Registration Statement or the Prospectus or any statutes, regulations or orders that have been enacted, adopted or issued by any U.S. or New York Regulatory Authority (excluding any insurance regulatory authority) or Orders by a U.S. or New York court of competent jurisdiction that have been issued, or any contracts, agreements, indentures, leases or other documents or instruments, any of which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or to any document incorporated by reference therein that are not described or filed as required.

               (vii) each document incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and the notes thereto and schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder;

               (viii) to the extent that the laws of the State of New York are applicable, the Company has validly and irrevocably submitted to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Securities, has validly and irrevocably waived and agreed not to assert, to the fullest extent, it may effectively do so under applicable law, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum;

               (ix) the Company, as provided in the Registration Statement, has duly and irrevocably appointed PartnerRe U.S. Corporation, as its agent for the purposes described in Section 15 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the

          U.S. Federal securities laws in any Federal court or state court in the United States relating to transactions covered by the Prospectus; and

               (x) the Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     In addition, such counsel shall state that, although they have not checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or the Final Prospectus, such counsel has participated in a general review and discussion with your representatives, and with certain officers and employees of, and counsel and independent public accountants for, the Company of the information furnished, whether or not subject to such counsel's check and verification, and on the basis of such consideration, review and discussion, but without independent check or verification except as stated above, nothing has come to such counsel's attention that causes them to believe that (i) the Registration Statement or the Final Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need express no belief) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement or the Final Prospectus included therein (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need express no belief ) as of the date of the Final Prospectus contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the Final Prospectus (except as stated) as of its date or as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering their opinion as aforesaid, counsel may, as to factual matters, rely upon written certificates of officers of the Company and, as to matters of law, may rely upon the opinion of Appleby, Spurling & Kempe referred to below and upon any other opinion or opinions, each dated the Closing Date, of other counsel retained by the Company as to laws of any jurisdiction other than the United States or the State of New York, provided that (i) you are notified in advance of such counsel's intention to rely on local counsel and each such counsel is acceptable to you, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and to counsel for the Underwriters, and (iii) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying on such local counsel opinion. Such counsel may also make such assumptions, and express their opinion to be subject to such reservations, as shall be reasonably satisfactory to your counsel.

          (e) The Underwriters shall have received on the Closing Date an opinion of Stroock & Stroock & Lavan, LLP, special insurance regulatory counsel to the Company, dated the Closing Date and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (i) neither the issuance, sale or delivery of the Securities by the Company, nor the execution, delivery and performance by the Company of its obligations under this Agreement or the Purchase Agreement, nor the compliance by the Company with the provisions hereof or thereof, as the case may be, nor the consummation by the Company of any of the transactions contemplated hereby or thereby will conflict with or contravene any provision of any applicable insurance statute, law or regulation, or any ruling or filing of or with any United States federal or New York State insurance regulatory authority, except to the extent that such conflict or contravention would not have a Material Adverse Effect;

               (ii) no consent, approval, authorization or order of, qualification with, or registration or filing with any United States federal or New York State insurance regulatory authority is required for the performance by the Company of its obligations under this Agreement, except for such consent, approvals, authorizations and orders as have been obtained;

               (iii) to such counsel's knowledge (and based solely on review and discussion with the Company's general counsel), there are no legal or governmental proceedings before or by any United States federal or New York insurance regulatory authority now pending, contemplated or threatened to which any of the Company or the Subsidiaries is a party or to which any of their respective properties is subject that is required to be described in the Registration Statement or the Prospectus; and

               (iv) to the best of such counsel's knowledge, there are no United States federal or New York insurance statutes or regulations or orders that have been enacted, adopted or issued by any U.S. or New York insurance regulatory authority that are required to be described in the Registration Statement or the Prospectus that are not described as required.

          (f) The Underwriters shall have received on the Closing Date an opinion of Bredin Prat, French counsel for the Company, dated the Closing Date and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (i) PartnerRe S.A. is a societe anonyme duly organized and validly existing under the laws of the Republic of France and has full power and authority to own or lease its property and to conduct its business as described in the Prospectus;

               (ii) neither the issuance, sale or delivery of the Securities by the Company, nor the execution, delivery and performance by the Company of its obligations under this Agreement or the Purchase Agreement, nor the compliance by the Company with the provisions hereof or thereof, as the case may be, nor the consummation by the Company of any of the transactions contemplated hereby or thereby will conflict with or contravene any provision of
          (A) any applicable statute, law, regulation, ruling or filing (assuming compliance by the Underwriters with all applicable securities laws) of any French Regulatory Authority, except to the extent that such conflict or contravention would not have a Material Adverse Effect or (B) to such counsel's knowledge (based solely on review and discussion with the Company's general counsel), any Order of any French Regulatory Authority that is applicable to any of the Company or the Subsidiaries or any of their respective properties except to the extent such conflict or contravention would not have a Material Adverse Effect;

     In rendering their opinion as aforesaid, counsel may, as to factual matters, rely upon written certificates of officers of the Company and, as to matters of law, may rely upon the opinion of Appleby, Spurling & Kempe referred to below and upon any other opinion or opinions, each dated the Closing Date, of other counsel retained by the Company as to laws of any jurisdiction other than the Republic of France, provided that (i) you are notified in advance of such counsel's intention to rely on local counsel and each such counsel is acceptable to you, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and to counsel for the Underwriters, and (iii) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying on such local counsel opinion. Such counsel may also make such assumptions, and express their opinion to be subject to such reservations, as shall be reasonably satisfactory to your counsel.

          (g) The Underwriters shall have received on the Closing Date an opinion of Appleby, Spurling & Kempe, Bermuda counsel to the Company, dated the Closing Date, and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (i) each of the Company and Partner Reinsurance is a company duly organized and validly existing in good standing (including as an exempted company) under the laws of Bermuda, has requisite power and authority and such Permits of any Regulatory Authority in Bermuda (a "Bermuda Regulatory Authority") necessary to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus, which remain in full force and effect, except to the extent that the failure to be in good standing would not have a Material Adverse Effect;

               (ii) the Company has the power and authority to enter into this Agreement and the Purchase Agreement; the execution, delivery and performance of its obligations under this Agreement and the Purchase Agreement by the Company have been duly and validly authorized by the Company; and each of this Agreement and the Purchase Agreement has been duly executed and delivered by the Company;

               (iii) the authorized shares of capital stock of the Company is as set forth under the caption "Capitalization" in the Final Prospectus and conforms in all material respects as to Bermuda legal matters to the description thereof contained in the Final Prospectus; and the shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue of such shares) and all such shares of the Subsidiaries are registered in the name of the Company or a wholly-owned subsidiary of the Company, except in the case of PartnerRe S.A. for director's qualifying shares; based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Sections 55 and 61 of the Companies Act 1981 of Bermuda, as amended (the "Companies Act"), there are no registered liens, encumbrances, equities or claims in the Register of Charges in respect of the issued shares of the Company or Partner Reinsurance;

               (iv) the Securities have been duly authorized, executed and delivered by the Company, and when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable, and the issuance of the Securities is not subject to any preemptive rights other than such rights as have been waived;

               (v) neither the execution, delivery and performance by the Company of its obligations under this Agreement or the Purchase Agreement nor the compliance by the Company with the provisions hereof or thereof, as the case may be, nor the consummation by the Company of any of the transactions contemplated hereby will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation or published ruling or Order of any Bermuda Regulatory Authority in any material respect that is applicable to the Company or Partner Reinsurance or any of their respective properties or (ii) the memorandum of association, certificate of incorporation, bye-laws or other organizational documents of the Company or Partner Reinsurance or (B) result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or Partner Reinsurance in Bermuda;

               (vi) no consent, approval, authorization or order of, qualification with, or registration or filing with any Bermuda Regulatory Authority is required for the performance by the Company of its obligations under this Agreement or the Purchase Agreement that has not been obtained or effected;

               (vii) Partner Reinsurance is duly registered as a Class 4 insurer under the Bermuda Insurance Act 1978, as amended, and any applicable rules and regulations thereunder (the "Bermuda Insurance Act"), and is subject to regulation and supervision in Bermuda and the Company is not required to be registered as an insurance company under the Bermuda Insurance Act;

               (viii) the consummation of the transactions contemplated by the Agreement (including but not limited to any actions taken pursuant to the indemnification and contribution provisions contained herein) or the Purchase Agreement will not, subject to Section 39A(2A) of the Companies Act, constitute unlawful financial assistance by the Company or Partner Reinsurance under Bermuda law;

               (ix) all statements made (A) in the Registration Statement and the Prospectus (including the documents incorporated therein by reference) with respect to (1) the Securities (insofar as such statements relate to matters of Bermuda law), (2) the memorandum of association, bye-laws or other organizational documents of the Company or Partner Reinsurance, (3) statutes, regulations, rules, treaties and other laws of Bermuda (including, but not limited to, statements made with respect to insurance, regulatory and tax matters and to the Bermuda Insurance Act), (4) enforcement of judgments in Bermuda and (5) the statements related to Bermuda or the documents governed by Bermuda law made under the headings "Description of our Capital Shares," and "Material Bermuda and United States Federal Income Tax Consequences" (B) in the Registration Statement in Item 15 with respect to the Company and (C) in the descriptions of the Common Stock incorporated by reference into the Prospectus, in each case insofar as such statements constitute summaries of documents referred to therein, fairly and accurately present the information set forth therein and such counsel's opinion as to such matter;

               (x) none of the Underwriters or any subsequent purchasers of the Securities are subject to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Securities;

               (xi) the Company and Partner Reinsurance have each received from the Bermuda Minister of Finance an assurance of tax exemption under The Exempted Undertakings Tax Protection Act 1966 of Bermuda to the effect set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 under the caption "Business--Regulation--Taxation of the Company and its Subsidiaries--Bermuda;"

               (xii) there are no currency exchange control laws or withholding taxes of Bermuda that would be applicable to the payment of dividends on the Securities by the Company or by Partner Reinsurance to the Company;

               (xiii) the Company, as provided in the Registration Statement, has duly and irrevocably appointed PartnerRe U.S. Corporation as its agent for the purposes described in Section 15 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to transactions covered by the Prospectus and such appointment is valid under Bermuda law;

               (xiv) under the laws of Bermuda, the submission by the Company to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Securities, its waiver and agreement not to assert by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and the appointment of PartnerRe U.S. Corporation as its authorized agent for the purposes described in Section 15 of this Agreement are valid and binding; and service of process effected in the manner set forth in Section 15 of this Agreement will be effective under the laws of Bermuda to confer personal jurisdiction over each of the Company and the Subsidiaries, assuming this to be the case under the laws of the State of New York;

               (xv) the choice of the laws of New York as the governing law of this Agreement is a valid and effective choice of law; the several Underwriters would be permitted to commence proceeding in a court of competent jurisdiction in Bermuda based on or arising under this Agreement; and the laws of New York would be recognized and applied by such court as the laws governing this Agreement;

               (xvi) in order to ensure the legality, validity, enforceability or admissibility in evidence of the Prospectus, this Agreement and the Purchase Agreement, it is not necessary that any document be filed, recorded or enrolled with any Bermuda Regulatory Authority or that any stamp duties, registration or similar tax or charge be paid in Bermuda;

               (xvii) a final and conclusive judgment of a New York State or a Federal Court against the Company or any Subsidiary based upon this Agreement and the Purchase Agreement, under which a sum of money is payable (not being a sum payable in respect of taxes or other charges of a like nature or in respect of a fine or other penalty or in respect of multiple damages as defined in the Protection of Trading Interest Act, 1981) may be the subject of enforcement proceedings in the Supreme Court of Bermuda under the common law doctrine of Obligation and by action for the debt evidenced by the foreign Court's judgment. A final opinion as to the availability of this remedy should be sought when the facts surrounding the United States court 's judgment are known, but, on general principles such counsel would expect such proceedings to be successful provided that:

                    (1) the court that gave the judgment was competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda (and, as at the date hereof, we believe that a Court in Bermuda would determine that any New York State or Federal Court sitting in the City of New York is so competent); and

                    (2) the judgment is not contrary to public policy in
               Bermuda and was not obtained by fraud or in proceedings contrary to the rules of natural justice of Bermuda. We do not believe that any provisions of the Agreement or the Purchase Agreement would be so contrary;

               (xviii) there are no legal or governmental proceedings of any Bermuda Regulatory Authority pending or, to the best of such counsel's knowledge, threatened against any of the Company or Partner Reinsurance or to which any of them or any of their respective properties is subject, based solely on (i) a certificate given by a director of the Company and (ii) a search of the public records of the Company and Partner Reinsurance, maintained by the Registrar of Companies and the Registrar of the Supreme Court of Bermuda; and

               (xix) except as disclosed in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of, any shares of capital stock of the Company or Partner Reinsurance pursuant to the Company's or Partner Reinsurance's memorandum of association, certificate of incorporation, bye-laws or other organizational documents, respectively, and the issuance of the Securities will not be subject to any preemptive or similar rights.

     In rendering their opinion as aforesaid, counsel may, as to factual matters, rely upon written certificates of officers of the Company or the Subsidiaries and, as to matters of law, may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Company as to laws of any jurisdiction other than Bermuda, provided that
     (i) you are notified in advance of such counsel's intention to rely on local counsel and each such local counsel is acceptable to you, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and to counsel for the Underwriters, and
     (iii) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying on such local counsel opinion. Such counsel may also make such assumptions, and express their opinion to be subject to such reservations, as shall be reasonably satisfactory to your counsel. In their opinion, counsel shall expressly authorize Davis Polk & Wardwell and Willkie Farr & Gallagher to rely on said opinion.

          (h) The Underwriters shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, counsel for the Underwriters, dated the Closing Date in form and substance satisfactory to the Underwriters.

     The opinions of Davis Polk & Wardwell described in paragraph 6(d), of Stroock & Stroock & Lavan, LLP described in paragraph 6(e), of Bredin Prat described in paragraph 6(f), and of Appleby, Spurling & Kempe described in paragraph 6(g) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (i) The Underwriters shall have received, on each of the date hereof and on the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche, independent chartered accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statement and certain financial information contained in the Registration Statement and the Final Prospectus.

          (j) The Securities shall have been approved for listing, subject only to official notice of issuance, on the New York Stock Exchange.

          (k) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and Swiss Re and certain executive officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (l) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

     The several obligations of the Underwriters to purchase Option Securities hereunder are subject to the delivery to the Underwriters on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Option Securities and other matters related to the issuance of the Option Securities.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled on the Closing Date by the Representatives (or any date subsequent to the last date designated as a Closing Date in Section 3 hereof). Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Willkie Farr & Gallagher, counsel for the Underwriters, at 787 Seventh Avenue, New York, New York, on the Closing Date.

     7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Underwriters) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities; provided, however, that all fees and expenses related to the review of the offering by the National Association of Securities Dealers, Inc. will be for the account of Swiss Re.

     8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities at the time it became effective or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that the foregoing indemnity agreement with respect to any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Final Prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplement thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the Securities sold by the Company to such person, and if the Final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting," (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances, (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids, (iv) the paragraph relating to online offers and sales, (v) the sentences regarding the conduct of the offering in accordance with the rules of the National Association of Securities Dealers, Inc. and (vi) the sentence indicating that the

     Underwriters will not confirm sales to accounts over which they have discretionary authority without consent of such accounts, in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure materially prejudices substantial rights or defenses of the indemnifying party and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, -------- however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding ------- the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
     (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting

Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

     12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to the General Counsel (441-292-7010) and confirmed to it at PartnerRe Ltd., 96 Pitts Bay Road, Pembroke HM 08, Bermuda, Attention: General Counsel.

     13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder; provided that Swiss Re shall be a third party beneficiary of the representations and warranties made by the Company in Section 1 hereof and the agreements made by the Company in Section 5 hereof.

     14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     15. Judicial Proceedings. (a) The Company expressly accepts and irrevocably submits to the non-exclusive jurisdiction of the United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Securities. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          (b) The Company agrees, to the fullest extent that it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 15(a) brought in any such court shall be conclusive and binding upon the Company, subject to rights of appeal and may be enforced in the courts of the United States of America or the State of New York (or any other court the jurisdiction to which the Company is or may be subject) by a suit upon such judgment.

          (c) The Company irrevocably designates and appoints PartnerRe U.S. Corporation as its authorized agent, upon whom process may be served in any suit, action or proceeding of the nature referred to in Section 15(a) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the agent at the address of the Company specified in Section 12. The Company agrees that such service (i) shall be deemed in every respect effective service of process upon it in every suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any commercial delivery service.

          (d) Nothing in this Section 15 shall affect the right of any Underwriter to serve process in any manner permitted by law, or limit any right to bring proceedings against the Company in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

     "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

     "Commission" shall mean the Securities and Exchange Commission.

     "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

     "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

     "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

     "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

     "Rule 415," "Rule 424," "Rule 430A" and "Rule 462" refer to such rules under the Act.

     "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

     "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                          Very truly yours,


                                          PARTNERRE LTD.


                                          By: /s/ Albert A. Benchimol
                                             ----------------------------------
                                             Name:  Albert A. Benchimol
                                             Title: Executive Vice-President and
                                                    Chief Financial Officer


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
Goldman, Sachs & Co.
UBS Warburg LLC Fox-Pitt, Kelton Inc.


By:  Salomon Smith Barney Inc.

By:  /s/ Richard G. Spiro
     ----------------------------
     Name:  Richard G. Spiro
     Title: Managing Director

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement

                                   SCHEDULE I


                                                     Number of Underwritten
               Underwriters                        Securities to be Purchased
               ------------                        --------------------------

Salomon Smith Barney Inc........................           2,340,000

Goldman, Sachs & Co.............................           2,340,000

UBS Warburg LLC.................................           1,980,001

Fox-Pitt, Kelton Inc............................             540,000


Morgan Stanley & Co. Incorporated...............             133,333

Neuberger Berman, LLC...........................             133,333

Wachovia Securities, Inc........................             133,333

Bank Am Bellevue................................              50,000

Blaylock & Partners, L.P........................              50,000

Cochran, Caronia Securities L.L.C...............              50,000

Dowling & Partners Securities, LLC..............              50,000

Ferris, Baker Watts, Incorporated...............              50,000

Friedman, Billings, Ramsey & Co., Inc...........              50,000

Janney Montgomery Scott LLC.....................              50,000

Keefe, Bruyette & Woods, Inc....................              50,000

                                                           =========

         Total..................................           8,000,000